Exhibit 21

Liberty Global plc Subsidiaries
December 31, 2017

Name	Country
Liberty Global Services GmbH	Austria
UPC Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Business Austria GmbH	Austria
UPC Cablecom Austria GmbH	Austria
UPC Oberöstereich GmbH	Austria
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebe GmbH	Austria
Allo Telecom NV	Belgium
Coditel Brabant BVBA	Belgium
Coditel S.ár.l.	Belgium
Telenet BVBA	Belgium
Telenet Finance BVBA	Belgium
Telenet Group BVBA	Belgium
Telenet Group Holding N.V.	Belgium
Telenet Retail BVBA	Belgium
Telenet Tecteo Bidco NV	Belgium
Telenet Vlaanderen NV	Belgium
T-VGAS NV	Belgium
Liberty Global Cayman Holding Ltd.	Cayman Islands
UPC Ceska Republica Sro	Czech Republic
UPC Infrastructure s.r.o.	Czech Republic
UPC Real Estate s.r.o.	Czech Republic
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
Arena Sport Rechte und Marketing GmbH	Germany
Unitymedia BW GmbH	Germany
Unitymedia Finanz-Service GmbH	Germany
Unitymedia GmbH	Germany
Unitymedia Hessen GmbH & Co. KG	Germany
Unitymedia Hessen Verwaltungs GmbH	Germany
Unitymedia International GmbH	Germany
Unitymedia Management GmbH	Germany
Unitymedia NRW GmbH	Germany
Unitymedia Service GmbH	Germany
Unitymedia Smart Outsourcing GmbH	Germany
UPC Magyarorszag Kft	Hungary
Channel 6 Broadcasting Ltd	Ireland
Cullen Broadcasting Limited	Ireland
Imminus (Ireland) Limited	Ireland

Name	Country
Kish Media Ltd	Ireland
LGI DTH Ireland	Ireland
Tullamore Beta Ltd	Ireland
TV3 Television Network Ltd	Ireland
TVThree Enterprises Ltd	Ireland
TVThree Sales Ltd	Ireland
Ulana Business Management Ltd	Ireland
UPC Broadband Ireland Ltd	Ireland
Virgin Media Ireland Ltd	Ireland
Finance Center Telenet Sàrl	Luxembourg
Telenet Finance Luxembourg Notes Sàrl	Luxembourg
Telenet International Finance Sàrl	Luxembourg
Telenet Luxembourg Finance Center Sàrl	Luxembourg
Telenet Solutions Luxemburg NV	Luxembourg
UPC DTH Leasing Sàrl	Luxembourg
UPC DTH Sàrl	Luxembourg
UPC DTH Slovakia Sàrl	Luxembourg
Liberty Global Holding Company Limited	Malta
Liberty Global Insurance Company Limited	Malta
Binan Investments B.V.	Netherlands
Labesa Holding B.V.	Netherlands
LGCI Holdco I BV	Netherlands
LGI Mobile BV	Netherlands
LGI Ventures B.V.	Netherlands
Liberty Global B.V.	Netherlands
Liberty Global CE Holding B.V.	Netherlands
Liberty Global Content Investments BV	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe HoldCo 2 B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Holding II B.V.	Netherlands
Liberty Global Europe Holding III B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Group Holding BV	Netherlands
Liberty Global Holding B.V.	Netherlands
Liberty Global Management BV	Netherlands
Liberty Global Operations B.V.	Netherlands
Liberty Global Services B.V.	Netherlands
Liberty Global Ventures Holding BV	Netherlands
UGC Australia BV	Netherlands
UPC Broadband B.V.	Netherlands
UPC Broadband Holding B.V.	Netherlands
UPC CEE Holding BV	Netherlands
UPC CHAT Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands

Name	Country
UPC France Holding B.V.	Netherlands
UPC Germany Holding B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Poland Holding B.V.	Netherlands
UPC Slovakia Holding I BV	Netherlands
UPC Slovakia Holding II BV	Netherlands
UPC Switzerland Holding BV	Netherlands
AWONET Sp Zoo	Poland
UPC Polska Sp. z o.o	Poland
Focus Sat Romania Srl	Romania
UPC External Services S.R.L.	Romania
UPC Romania Srl	Romania
UPC Services S.R.L.	Romania
UPC Broadband Slovakia sro	Slovak Republic
Sitel SA	Switzerland
Teledistal SA	Switzerland
Telelavaux SA	Switzerland
UPC Schweiz GmbH	Switzerland
Video 2000 SA	Switzerland
Action Stations (2000) Limited	UK-England & Wales
Action Stations (Lakeside) Limited	UK-England & Wales
Avon Cable Investments Limited	UK-England & Wales
Avon Cable Joint Venture (P)	UK-England & Wales
BCMV Leasing Limited	UK-England & Wales
BCMV Limited	UK-England & Wales
Birmingham Cable Corporation Limited	UK-England & Wales
Birmingham Cable Limited	UK-England & Wales
Bitbuzz UK Limited	UK-England & Wales
Blue Yonder Workwise Limited	UK-England & Wales
Bradford Cable Communications Limited	UK-England & Wales
Cable Adnet Limited	UK-England & Wales
Cable Camden Limited	UK-England & Wales
Cable Enfield Limited	UK-England & Wales
Cable Hackney & Islington Limited	UK-England & Wales
Cable Haringey Limited	UK-England & Wales
Cable Internet Limited	UK-England & Wales
Cable London Limited	UK-England & Wales
Cable on Demand Limited	UK-England & Wales
CableTel Herts and Beds Limited	UK-England & Wales
CableTel Surrey and Hampshire Limited	UK-England & Wales
CableTel West Riding Limited	UK-England & Wales
Crystal Palace Radio Limited	UK-England & Wales
Diamond Cable Communications Limited	UK-England & Wales
Eurobell (Holdings) Limited	UK-England & Wales
Eurobell (South West) Limited	UK-England & Wales

Name	Country
Eurobell (Sussex ) Limited	UK-England & Wales
Eurobell (West Kent) Limited	UK-England & Wales
Eurobell Internet Services Limited	UK-England & Wales
Filegale Limited	UK-England & Wales
Flextech (1992) Limited	UK-England & Wales
Flextech Broadband Limited	UK-England & Wales
Flextech Interactive Limited	UK-England & Wales
Flextech Limited	UK-England & Wales
General Cable Limited	UK-England & Wales
General Cable Programming Limited	UK-England & Wales
Global Handset Finco Ltd	UK-England & Wales
Interactive Digital Sales Limited	UK-England & Wales
Jewel Holdings	UK-England & Wales
LG Ireland Group Limited	UK-England & Wales
LGCI HoldCo III Ltd	UK-England & Wales
LGCI Holding Limited	UK-England & Wales
Liberty Global Broadband Germany Holding II Limited	UK-England & Wales
Liberty Global Broadband Germany Holding Limited	UK-England & Wales
Liberty Global Broadband Holding Limited	UK-England & Wales
Liberty Global Broadband I Limited	UK-England & Wales
Liberty Global Broadband II Limited	UK-England & Wales
Liberty Global Content Investments Holding Ltd.	UK-England & Wales
Liberty Global Content Ltd.	UK-England & Wales
Liberty Global Europe 2 Limited	UK-England & Wales
Liberty Global Europe Ltd.	UK-England & Wales
Liberty Global Finance I (UK) Ltd.	UK-England & Wales
Liberty Global Finance II (UK) Ltd.	UK-England & Wales
Liberty Global Incorporated Limited	UK-England & Wales
Liberty Global plc	UK-England & Wales
Liberty Global Technology Limited	UK-England & Wales
Liberty Global Ventures Group Limited	UK-England & Wales
Liberty Global Ventures Holding Limited	UK-England & Wales
London South Cable Partnership (P)	UK-England & Wales
Lynx Europe 4 Limited	UK-England & Wales
M&NW Network II Limited	UK-England & Wales
M&NW Network Limited	UK-England & Wales
Matchco Limited	UK-England & Wales
Middlesex Cable Limited	UK-England & Wales
ntl (Aylesbury and Chiltern) Limited	UK-England & Wales
ntl (B) Limited	UK-England & Wales
ntl (BCM Plan) Pension Trustees Limited	UK-England & Wales
ntl (Broadland) Limited	UK-England & Wales
ntl (CWC) Corporation Limited	UK-England & Wales
ntl (CWC) Limited	UK-England & Wales
ntl (South East) Limited	UK-England & Wales
ntl (South Hertfordshire) Limited	UK-England & Wales

Name	Country
ntl (V)	UK-England & Wales
ntl (YorCan) Limited	UK-England & Wales
ntl (York) Limited	UK-England & Wales
ntl Bolton Cablevision Holding Company	UK-England & Wales
ntl Business (Ireland) Limited	UK-England & Wales
ntl Business Limited	UK-England & Wales
ntl CableComms Bolton	UK-England & Wales
ntl CableComms Bolton Leasing Limited	UK-England & Wales
ntl CableComms Bromley	UK-England & Wales
ntl CableComms Bromley Leasing Limited	UK-England & Wales
ntl CableComms Bury and Rochdale	UK-England & Wales
ntl CableComms Cheshire	UK-England & Wales
ntl CableComms Derby	UK-England & Wales
ntl CableComms Derby Leasing Limited	UK-England & Wales
ntl CableComms East Lancashire	UK-England & Wales
ntl CableComms Greater Manchester	UK-England & Wales
ntl CableComms Greater Manchester Leasing Limited	UK-England & Wales
ntl CableComms Group Limited	UK-England & Wales
ntl CableComms Holdings No 1 Limited	UK-England & Wales
ntl CableComms Holdings No 2 Limited	UK-England & Wales
ntl CableComms Limited	UK-England & Wales
ntl CableComms Macclesfield	UK-England & Wales
ntl CableComms Oldham and Tameside	UK-England & Wales
ntl CableComms Solent	UK-England & Wales
ntl CableComms Staffordshire	UK-England & Wales
ntl CableComms Stockport	UK-England & Wales
ntl CableComms Surrey	UK-England & Wales
ntl CableComms Surrey Leasing Limited	UK-England & Wales
ntl CableComms Sussex	UK-England & Wales
ntl CableComms Sussex Leasing Limited	UK-England & Wales
ntl CableComms Wessex	UK-England & Wales
ntl CableComms Wessex Leasing Limited	UK-England & Wales
ntl CableComms Wirral	UK-England & Wales
ntl CableComms Wirral Leasing Limited	UK-England & Wales
ntl Cambridge Limited	UK-England & Wales
ntl Communications Services Limited	UK-England & Wales
ntl Derby Cablevision Holding Company	UK-England & Wales
ntl Digital Ventures Limited	UK-England & Wales
ntl Funding Limited	UK-England & Wales
ntl Glasgow	UK-England & Wales
ntl Glasgow Holdings Limited	UK-England & Wales
ntl Kirklees	UK-England & Wales
ntl Kirklees Holdings Limited	UK-England & Wales
ntl Manchester Cablevision Holding Company	UK-England & Wales
ntl Midlands Holdings Limited	UK-England & Wales
ntl Midlands Leasing Limited	UK-England & Wales

Name	Country
ntl Midlands Limited	UK-England & Wales
ntl National Networks Limited	UK-England & Wales
ntl Pension Trustees Limited	UK-England & Wales
ntl Rectangle Limited	UK-England & Wales
ntl South Central Limited	UK-England & Wales
ntl South Wales Limited	UK-England & Wales
ntl Telecom Services Limited	UK-England & Wales
ntl Trustees Limited	UK-England & Wales
ntl UK Telephone and Cable TV Holding Company Limited	UK-England & Wales
ntl Victoria Limited	UK-England & Wales
ntl Wirral Telephone and Cable TV Company	UK-England & Wales
ntl Wirral Telephone and Cable TV Company Leasing Limited	UK-England & Wales
Sheffield Cable Communications Limited	UK-England & Wales
Smallworld Cable Limited	UK-England & Wales
Smashedatom Limited	UK-England & Wales
Telewest Communications (Central Lancashire) Limited	UK-England & Wales
Telewest Communications (Cotswolds) Limited	UK-England & Wales
Telewest Communications (Cotswolds) Venture (P)	UK-England & Wales
Telewest Communications (Fylde & Wyre) Limited	UK-England & Wales
Telewest Communications (Liverpool) Limited	UK-England & Wales
Telewest Communications (London South) Joint Venture (P)	UK-England & Wales
Telewest Communications (London South) Limited	UK-England & Wales
Telewest Communications (Midlands and North West) Leasing Limited	UK-England & Wales
Telewest Communications (Midlands and North West) Limited	UK-England & Wales
Telewest Communications (Midlands) Limited	UK-England & Wales
Telewest Communications (North East) Limited	UK-England & Wales
Telewest Communications (North East) Partnership (P)	UK-England & Wales
Telewest Communications (South East) Limited	UK-England & Wales
Telewest Communications (South East) Partnership (P)	UK-England & Wales
Telewest Communications (South Thames Estuary) Limited	UK-England & Wales
Telewest Communications (South West) Limited	UK-England & Wales
Telewest Communications (Southport) Limited	UK-England & Wales
Telewest Communications (St Helens & Knowsley) Limited	UK-England & Wales
Telewest Communications (Telford) Limited	UK-England & Wales
Telewest Communications (Tyneside) Limited	UK-England & Wales
Telewest Communications (Wigan) Limited	UK-England & Wales
Telewest Communications Cable Limited	UK-England & Wales
Telewest Communications Holdco Limited	UK-England & Wales
Telewest Communications Holdings Limited	UK-England & Wales
Telewest Communications Networks Limited	UK-England & Wales
Telewest Limited	UK-England & Wales
Telewest Workwise Limited	UK-England & Wales
The Cable Corporation Limited	UK-England & Wales
The Yorkshire Cable Group Limited	UK-England & Wales
Theseus No. 1 Limited	UK-England & Wales
Theseus No.2 Limited	UK-England & Wales

Name	Country
TVS Television Limited	UK-England & Wales
Tyneside Cable Limited Partnership (P)	UK-England & Wales
UPC Broadband UK Limited	UK-England & Wales
Virgin Media Business Limited	UK-England & Wales
Virgin Media Communications Limited	UK-England & Wales
Virgin Media Communications Networks Limited	UK-England & Wales
Virgin Media Employee Medical Trust Limited	UK-England & Wales
Virgin Media Finance plc	UK-England & Wales
Virgin Media Finco Limited	UK-England & Wales
Virgin Media Investment Holdings Limited	UK-England & Wales
Virgin Media Investments Limited	UK-England & Wales
Virgin Media Limited	UK-England & Wales
Virgin Media Mobile Finance Limited	UK-England & Wales
Virgin Media Payments Limited	UK-England & Wales
Virgin Media PCHC II Limited	UK-England & Wales
Virgin Media PCHC Limited	UK-England & Wales
Virgin Media Properties II Limited	UK-England & Wales
Virgin Media Properties Limited	UK-England & Wales
Virgin Media Secretaries Limited	UK-England & Wales
Virgin Media Secured Finance plc	UK-England & Wales
Virgin Media Senior Investments Limited	UK-England & Wales
Virgin Media Senior Secured Notes Issuer plc	UK-England & Wales
Virgin Media SFA Finance Limited	UK-England & Wales
Virgin Media Wholesale Limited	UK-England & Wales
Virgin Mobile Group (UK) Limited	UK-England & Wales
Virgin Mobile Holdings (UK) Limited	UK-England & Wales
Virgin Mobile Telecoms Limited	UK-England & Wales
Virgin Net Limited	UK-England & Wales
Virgin WiFi Limited	UK-England & Wales
VM Sundial Limited	UK-England & Wales
VM Telewest Holdings Limited	UK-England & Wales
VM Transfers (No 4) Limited	UK-England & Wales
VM Transfers (No 5) Limited	UK-England & Wales
VMFH Limited	UK-England & Wales
VMIH Sub Limited	UK-England & Wales
VMWH Limited	UK-England & Wales
W Television Leasing Limited	UK-England & Wales
Windsor Television Limited	UK-England & Wales
X-TANT Limited	UK-England & Wales
Yorkshire Cable Communications Limited	UK-England & Wales
CableTel Northern Ireland Limited	UK-Northern Ireland
CableTel Scotland Limited	UK-Scotland
ntl Glasgow Holdings Limited	UK-Scotland
Telewest Communications (Cumbernauld) Limited	UK-Scotland
Telewest Communications (Dumbarton) Limited	UK-Scotland
Telewest Communications (Dundee & Perth) Limited	UK-Scotland

Name	Country
Telewest Communications (Falkirk) Limited	UK-Scotland
Telewest Communications (Glenrothes) Limited	UK-Scotland
Telewest Communications (Motherwell) Limited	UK-Scotland
Telewest Communications (Scotland Holdings) Limited	UK-Scotland
Telewest Communications (Scotland) Limited	UK-Scotland
Telewest Communications (Scotland) Venture (P)	UK-Scotland
Avon Cable Limited Partnership (P)	USA-Colorado
Cotswolds Cable Limited Partnership (P)	USA-Colorado
Edinburgh Cable Limited Partnership (P)	USA-Colorado
Estuaries Cable Limited Partnership (P)	USA-Colorado
LGI Technology Holdings Inc.	USA-Colorado
Liberty Global Management, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
TCI US West Cable Communications Group (P)	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
United Cable (London South) Limited Partnership (P)	USA-Colorado
Virgin Media Finance Holdings Inc.	USA-Colorado
Virgin Media Group LLC	USA-Colorado
Virgin Media Inc.	USA-Colorado
Associated SMR, Inc.	USA-Delaware
LGI International LLC	USA-Delaware
LGI Slovakia Holdings Inc.	USA-Delaware
LGI Ventures Management, Inc.	USA-Delaware
Liberty Global Japan, LLC	USA-Delaware
Liberty Global, Inc.	USA-Delaware
Liberty Japan MC, LLC	USA-Delaware
Liberty Programming Japan, LLC	USA-Delaware
Liberty Spectrum Inc.	USA-Delaware
NTL (Triangle) LLC	USA-Delaware
NTL CableComms Group LLC	USA-Delaware
Telenet Financing USD LLC	USA-Delaware
UnitedGlobalCom LLC	USA-Delaware
Unitymedia Finance LLC	USA-Delaware
UPC Financing Partnership	USA-Delaware
Virgin Media Bristol LLC	USA-Delaware